Exhibit 21.1 Each of the named subsidiaries is not necessarily a "significant Subsidiary" as defined in Rule 1-02(w) of Regulation S-X, and the Company has several additional subsidiaries not named below. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at the end of the year covered by this report.

                                               Subsidiaries of the Registrant

                                                                                 Jurisdiction of           Percentage
Name                                                                              Organization             Ownership
----                                                                             ---------------         -------------
ACE Limited                                                                      Cayman Islands          Publicly held
  ACE Bermuda Insurance Ltd.                                                         Bermuda                 100%
    ACE PCC Insurance Limited                                                       Guernsey                 100%
    Paget Reinsurance International Ltd.                                             Bermuda                 100%
      ACE Capital Re International Ltd. f/k/a ACE Capital Re Limited                 Bermuda                 100%
      and Capital Global Underwriters Limited
        ACE KRE Holdings Limited                                                    Barbados                 100%
          ACE Capital Re USA Holdings Incorporated                                  Delaware                 100%
            ACE Capital Re Overseas Ltd. f/k/a KRE Reinsurance Ltd.                  Bermuda                 100%
              ACE Capital Mortgage Reinsurance Company                              New York                 100%
              (EI# 06-1384770, NAIC# 10021, NY)
              ACE Capital Title Reinsurance Company                                 New York                 100%
              (EI# 06-1434264, NAIC# 50028, NY)
              ACE Capital Re Inc.                                                   New York                 100%
    Oasis Investments Limited                                                        Bermuda                  67%
    Oasis Investments 2 Ltd.                                                         Bermuda                  67%
    ACE Financial Solutions International, Ltd. f/k/a ACE Insurance
    Management Limited                                                               Bermuda                 100%
      ACE European Markets Reinsurance Limited                                       Ireland                 100%
        ACE European Markets Insurance Limited                                       Ireland                 100%
    Corporate Officers & Directors Assurance Ltd.                                    Bermuda                 100%
    Oasis Real Estate Company Ltd.                                                   Bermuda                 100%
    Tripar Partnership                                                               Bermuda                  98%
    ACE Realty Holdings Limited                                                      Bermuda                 100%
    Oasis Personnel Limited                                                      Cayman Islands              100%
    Intrepid Re Holdings Limited                                                     Bermuda                 100%
        Intrepid Re Limited                                                          Bermuda                 100%
  ACE Global Markets Limited                                                     United Kingdom              100%
    ACE Group Holdings Limited                                                   United Kingdom              100%
      ACE Tarquin                                                                United Kingdom              100%
        ACE Capital V Limited                                                    United Kingdom              100%
        ACE (CG) Limited                                                         United Kingdom              100%
          ACE Underwriting Agencies Limited                                      United Kingdom              100%
          ACE Trustees Limited                                                   United Kingdom              100%
    ACE London Group Limited                                                     United Kingdom              100%
          ACE Capital Limited                                                    United Kingdom              100%
          ACE Capital III Limited                                                United Kingdom              100%
          ACE Capital IV Limited                                                 United Kingdom              100%
          ACE London Holdings Limited                                            United Kingdom              100%
            ACE Capital II Limited                                               United Kingdom              100%
            ACE London Investments Limited                                       United Kingdom              100%
              ACE London Aviation Limited                                        United Kingdom              100%
              ACE London Underwriting Limited                                    United Kingdom              100%
              ACE Underwriting Services Limited                                  United Kingdom              100%
              AGM Underwriting Limited                                           United Kingdom              100%
            ACE London Services Limited                                          United Kingdom              100%
          ACE Capital VI Limited                                                 United Kingdom              100%
          ACE UK Limited                                                         United Kingdom               77%
            ACE UK Holdings Limited                                              United Kingdom              100%
              ACE (M) Limited                                                    United Kingdom              100%
              ACE (ME) Limited                                                   United Kingdom              100%
              ACE (MI) Limited                                                   United Kingdom              100%
              ACE (MS) Limited                                                   United Kingdom              100%
              ACESYS Limited                                                     United Kingdom              100%
              ACE UK Underwriting Limited                                        United Kingdom              100%
              Underwriting Systems Limited                                       United Kingdom              100%
          ACE (PM) Limited                                                       United Kingdom              100%
ACE Services Limited                                                             Cayman Islands              100%

  ACE Holdings (Gibraltar) Limited                                                  Gibraltar                100%
    ACE Gibraltar Limited                                                           Gibraltar                 51%
    ACE-ii Limited                                                               United Kingdom              100%
    ACE Corporate Risks Limited                                                  United Kingdom               51%
    ACE-ii (Gibraltar) Limited                                                      Gibraltar                100%
    ACE Underwriting Services (Gibraltar) Limited                                   Gibraltar                100%
    Arles Services Limited                                                          Gibraltar                100%
ACE US Holdings, Inc.                                                            USA (Delaware)              100%
  ACE Financial Solutions International, Inc.                                    USA (Delaware)              100%
  (formerly known as ACE Strategic Advisors, Inc.)
  ACE USA, Inc.                                                                  USA (Delaware)              100%
    CRC Creditor Resources Canada Limited                                   Canada (British Columbia)         60%
    Industrial Excess & Surplus Insurance Brokers                               USA (California)             100%
    Industrial Underwriters Insurance Co.                                          USA (Texas)               100%
    (EI# 75-6015738, NAIC# 21075, TX)
    Rhea International Marketing (L), Inc.                                          Malaysia                  60%
    Westchester Fire Insurance Company                                                 USA                   100%
    (EI# 13-5481330, NAIC# 21121, NY)                                              (New York)
    Westchester Surplus Lines Insurance Co.                                       USA (Georgia)              100%
    (EI# 58-2139927, NAIC #10172, GA)
    Westchester Specialty Services, Inc.                                          USA (Florida)              100%
    Westchester Specialty Insurance Services Inc.                                 USA (Nevada)               100%
    Amerigard Corporation                                                          USA (Ohio)                 80%
    WDH Corporation                                                                USA (Ohio)                 80%
    Dimension Services Corporation                                                 USA (Ohio)                 80%
    Dimension Holdings Inc.                                                        USA (Ohio)                 80%
Oasis Insurance Services Ltd.                                                        Bermuda                 100%
ACE Tempest Life Reinsurance Ltd.                                                    Bermuda                 100%
ACE Tempest Reinsurance Ltd./fkaTempest Reinsurance Company Limited                  Bermuda                 100%
    Oasis Investments Limited                                                        Bermuda                  33%
    Oasis Investments 2 Ltd.                                                         Bermuda                  33%
Oasis US Inc.                                                                       Delaware                 100%
  St. George Investments Ltd.                                                    Cayman Islands              100%
ACE Prime Holdings Inc.                                                          USA (Delaware)              100%
  ACE INA Holdings Inc.                                                          USA (Delaware)               80%
    ACE Seguros S.A. (Argentina)                                                    Argentina                 99.35%
    ACE Seguradora S.A.                                                              Brazil            99% (ACE INA
                                                                                                       Holdings, Inc.)
                                                                                                       1% (ACE Prime
                                                                                                       Holdings Inc.)
    Servicios ACE INA S.A. de C.V.                                                   Mexico            99% (ACE INA
                                                                                                       Holdings, Inc.
                                                                                                       1% (ACE Prime
                                                                                                       Holdings Inc.)
    ACE America Latina Servicos Ltda.                                                Brazil            99% (ACE INA
                                                                                                       Holdings Inc.)
                                                                                                       1% (ACE Prime
                                                                                                       Holdings Inc.)

    ACE Tempest Re USA, Inc. fka Tempest Re USA, Inc.                           USA (Connecticut)            100%
    INA Corporation                                                            USA (Pennsylvania)            100%
      ACE INA Properties, Inc.                                                   USA (Delaware)              100%
        Conference Facilities, Inc.                                            USA (Pennsylvania)            100%
      INA Tax Benefits Reporting, Inc.                                           USA (Delaware)              100%
      INA Financial Corporation                                                  USA (Delaware)              100%
        Brandywine Holdings Corporation                                          USA (Delaware)              100%
          Brandywine Run-Off Services, Inc.                                      USA (Delaware)              100%
          International Surplus Adjusting Services                              USA (California)             100%
          Western Agency Management, Inc.                                       USA (California)             100%
          Cravens, Dargan & Company, Pacific Coast                               USA (Delaware)              100%
            Cravens, Dargan & Company, Pacific Coast of                          USA (Illinois)              100%
            Illinois, Inc.
          Century Indemnity Company                                            USA (Pennsylvania)            100%
          (EI# 05-6105395, NAIC #20710, PA)
            Century Reinsurance Company                                        USA (Pennsylvania)            100%
            (EI# 06-0988117, NAIC #35130, PA)

            ACE American Reinsurance Company                                   USA (Pennsylvania)            100%
            (EI# 23-1740414, NAIC#22705, PA)
              Brandywine Reinsurance Company S.A.-N.V.                               Belgium                 100%
              The 1792 Company                                                    USA (Delaware)             100%
          Century International Reinsurance Company Ltd.                              Bermuda                100%
      INA Holdings Corporation                                                    USA (Delaware)             100%
          INATrust, fsb                                                       Chartered by Office of         100%
                                                                               Thrift Supervision
          YouDecide.com, Inc.                                                        Delaware                100%
            CFN Finance, Inc.                                                        Delaware                100%
            CFN Agency, Inc.                                                         Delaware                100%
              CFN Agency of Hawaii, Inc.                                              Hawaii                 100%
          PDCN Legal Management Company, Inc.                                     USA (Delaware)             100%
          INA Reinsurance Company, Ltd.                                               Bermuda                100%
          ACE INA Financial Institution Solutions, Inc.                           USA (Delaware)             100%
          ESIS, Inc.                                                             USA (California)            100%
          ACE INA Excess and Surplus Insurance Services, Inc. (GA)                 USA (Georgia)             100%
          ACE INA Excess and Surplus Insurance Services, Inc. (PA)              USA (Pennsylvania)           100%
          NewMarkets Insurance Agency, Inc.                                       USA (Delaware)             100%
          ACE INA Excess and Surplus Insurance Services, Inc. (CA)               USA (California)            100%
          ACE INA Excess and Surplus Insurance Services, Inc. (IL)                USA (Illinois)             100%
          Excess and Surplus Insurance Services, Inc.                               USA (Texas)              100%
          ACE Financial Solutions, Inc. (formerly INAC Corp.)                     USA (Delaware)             100%
          INAC Corp. of California                                               USA (California)            100%
          Global Surety Network, Inc.                                             USA (Delaware)             100%
          Marketdyne International, Inc.                                          USA (Delaware)             100%
          ACE INA Railroad Insurance Brokers, Inc.                               USA (California)            100%
          Recovery Services International, Inc.                                   USA (Delaware)             100%
            RSI Health Care Recovery, Inc.                                        USA (Delaware)             100%
          Indemnity Insurance Company of North America                          USA (Pennsylvania)           100%
          (EI# 06-1016108, NAIC #43575, PA)
            ACE Indemnity Insurance Company                                     USA (Pennsylvania)           100%
            EI#92-0040526, NAIC #10030, PA)
            Allied Insurance Company                                             USA (California)            100%
            (EI# 23-2021364, NAIC #36528, CA)
          ACE American Insurance Company                                        USA (Pennsylvania)           100%
          (EI#95-2371728, NAIC# 22667, PA)
            Pacific Employers Insurance Company                                 USA (Pennsylvania)           100%
            (EI#95-1077060, NAIC# 22748, PA)
              ACE Insurance Company of Texas                                        USA (Texas)              100%
              (EI# 74-1480965, NAIC #22721, 22920, TX) Illinois                   USA (Illinois)             100%
              Union Insurance Company
              (EI# 36-2759195, NAIC #27960, IL)
          INAMAR Insurance Underwriting Agency, Inc.                             USA (New Jersey)            100%
            INAMAR Insurance Underwriting Agency of Massachusetts               USA (Massachusetts)          100%
            INAMAR Insurance Underwriting Agency of Texas                           USA (Texas)              100%
            INAMAR Insurance Underwriting Agency of Ohio                            USA (Ohio)               100%
          Insurance Company of North America                                    USA (Pennsylvania)           100%
          (EI# 23-0723970, NAIC #22713, PA)
          Bankers Standard Insurance Company                                    USA (Pennsylvania)           100%
          (EI# 75-1320184, NAIC #18279, PA)
            Bankers Standard Fire and Marine Company                            USA (Pennsylvania)           100%
            (EI#75-6014863, NAIC #20591, PA)
          ACE Property and Casualty Insurance Company                           USA (Pennsylvania)           100%
          (EI# 06-0237820, NAIC, #20699, PA)
            ACE Employers Insurance Company                                     USA (Pennsylvania)           100%
            (EI# 23-2137343, NAIC #38741, PA)
            ACE Insurance Company of Ohio                                           USA (Ohio)               100%
            (EI#23-1859893, NAIC #22764, OH)

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
            INA Surplus Insurance Company                                       USA (Pennsylvania)           100%
            (EI# 52-1208598, NAIC #42072, PA)
            ACE Fire Underwriters Insurance Company                             USA (Pennsylvania)           100%
            (EI# 06-6032187, NAIC #20702, PA)
            Atlantic Employers Insurance Company                                 USA (New Jersey)            100%
            (EI# 23-2173820, NAIC #38938, NJ)
            ALIC, Incorporated                                                      USA (Texas)              100%
              ACE American Lloyds Insurance Company                                 USA (Texas)              100%
              (Sponsored Lloyds Association)
              (EI# 75-1365570, NAIC #18511, TX)
            ACE Insurance Company of Illinois                                     USA (Illinois)             100%
            (EI# 36-2709121, NAIC #22691, IL)
            ACE Insurance Company of the Midwest                                   USA (Indiana)             100%
            (EI# 06-0884361, NAIC #26417, IN)
          INAPRO, Inc.                                                            USA (Delaware)             100%
            Reinsurance Solutions International, LLC                              USA (Delaware)              50%
          American Adjustment Company, Inc.                                       USA (Delaware)             100%
            American Lenders Facilities, Inc.                                    USA (California)            100%
  ACE INA International Holdings, Ltd.                                            USA (Delaware)             100%
    ACE Insurance S.A.                                                                Macau                   99.49%
    ACE CIIC Holdings Limited                                                     Cayman Islands             100%
    Egyptian American Insurance Company                                                Egypt                  51%
    ACE Synergy Insurance Berhad                                                     Malaysia                 51%
    ACE Seguradora S.A.                                                                Macau                 100%
    ACE Seguros S.A. (Chile)                                                          Chile                   98.95%
                                                                                                              66.35% - AIIH
    ACE Seguros S.A. (Columbia)                                                      Columbia                 99.7595%
                                                                                                             INA (55.1532%)
                                                                                                             AIIH - (24.0163%)
                                                                                                             INA Financial (9.2649%)
                                                                                                             AFIA Finance (6.6923%)
                                                                                                             CIRC (4.6329%)
    ACE Seguros S.A. (Ecuador)                                                       Ecuador                 100%
    ACE Seguros S.A. (Mexico)                                                        Mexico                   99.9%
      ACE Life Assurance Co. Ltd.                                                   Thailand                  70% Eksupsiri
    Nam Ek Company Limited                                                          Thailand                  49%
    Chilena Consolidata Seguros Generales, S.A.                                       Chile                  .65%
    INACAN Holdings, Ltd.                                                             Canada                 100%
          ACE INA Insurance (Canada)                                                  Canada                 100%
    ACE Insurance Limited (S. Africa)                                              South Africa              100%
    ACE Insurance Limited (New Zealand)                                             New Zealand              100%
    ACE International Management Corporation (PA)                                  Pennsylvania              100%
    Cover Direct, Inc.                                                            USA (Delaware)             100%
    ACE INA G.B. Holdings, Ltd.                                                   USA (Delaware)             100%
          Brandywine Reinsurance Co. (UK) Ltd                                     United Kingdom             100%
          ACE INA Services U.K. Limited                                           United Kingdom             100%
          Insurance Company of North America (U.K.) Ltd.                          United Kingdom             100%
    INACAP Sociedad Anonima                                                          Nicaragua               100%
          INACAP Reaseguros, Sociedad Anonima                                        Nicaragua               100%
    Century Inversiones, S.A.                                                         Panama                 100%
          ACE INA de Venezuela Intermediaros de Reaseguros SA                        Venezuela               100%
    ACE Insurance Limited (Australia)                                                Australia               100%
          ACE Insurance Limited (Singapore)                                          Singapore               100%
          ACE INA Superannuation Pty. Limited                                        Australia               100%
          ACE Insurance Limited (Pakistan)                                           Pakistan                100%
    ACE INA Overseas Insurance Company Ltd.                                           Bermuda                100%
          ACE Insurance (Japan)                                                        Japan                 100%
            ACE Songai Service Kahushigigaisha                                         Japan                 100%
          ACE INA Marketing Group C.A.                                               Venezuela               100%
          ACE INA Overseas Holding Inc.                                           USA (Delaware)             100%
            ACE Insurance S.A.-N.V.                                                   Belgium                 99.9477%
    ACE Insurance Company (Puerto Rico)                                             Puerto Rico              100%
    (EI# 66-0437305, NAIC #30953, PR)
    ACE Insurance Limited (Hong Kong)                                                Hong Kong               100%
    ACE INA Bermuda Insurance Managers Ltd.                                           Bermuda                100%
    DELPANAMA S.A.                                                                    Panama                 100%

    INAMEX S.A.                                                                       Mexico                 100%
    Oriental Equity Holdings Limited                                          British Virgin Islands         100%
    AFIA Finance Corporation                                                      USA (Delaware)             100%
      AFIA Sociedad Anonima                                                           Mexico                 100%
      AFIA Venezolana C.A.                                                           Venezuela               100%
      ACE ICNA Italy Societa a Responsabilita Limitata                                 Italy                 100%
      Siam Liberty Company Limited                                                   Thailand                 55%
      ACE Servicios, S.A. (Argentina)                                                Argentina               100%
      AFIA Finance Corp. Chile Limited                                                 Chile                 100%
      P.T. ACE INA Insurance (Indonesia)                                             Indonesia                53.51%
      RIYAD Insurance Co. Ltd.                                                        Bermuda                 80%
      Safire Private Ltd.                                                            Singapore               100%
    AFIA (INA) Corporation, Limited                                               USA (Delaware)             100%
                                                                                  Unincorporated
      AFIA                                                                          Association               60%
    AFIA (ACE) Corporation, Limited                                               USA (Delaware)             100%
    ACE Seguros S.A. (Columbia)                                                      Colombia                 85.763%
    INAVEN, C.A. "Venezuela"                                                         Venezuela               100%
  ACE Financial Services Inc./fka Capital Re Corporation                             Delaware                100%
    ACE Finance Overseas Ltd.                                                     United Kingdom             100%
    AGR Financial Products Inc./fka Capital Re Financial Products Corporation        Delaware                100%
    Capital RE LLC                                                                Turks & Caicos             100%
    ACE (CR) Holdings/fka Capital Re (UK) Holdings                                United Kingdom             100%
    ACE Capital VII Limited/fka CRC Capital, Limited.                             United Kingdom             100%
    ACE (RGB) Holdings Limited/fka RGB Holdings Limited                           United Kingdom             100%
      ACE (CIDR) Limited/fka C.I. de Rougemont & Co. Ltd.                         United Kingdom             100%
      Global Life Services Limited/fka RGB Underwriting Services, Ltd.            United Kingdom             100%
      ACE (RGB) Agencies Limited/fka RGB Underwriting Agencies, Ltd.              United Kingdom             100%
    ACE Guaranty Re Inc. (EI# 52-1533088, NAIC #30180, MD)                           Maryland                100%
      ACE Risk Assurance Company (EI# 13-4027591,                                    Maryland                100%
        NAIC #10943, MD)
      ACE Asset Management Inc.                                                      Delaware                100%
ACE (Barbados) Holdings Limited                                                      Barbados                100%